                     FIRST SUPPLEMENT TO PURCHASE AGREEMENT

     THIS FIRST SUPPLEMENT TO PURCHASE AGREEMENT (herein called this "Supplement") is made as of February 12, 1996, by TransTexas Gas Corporation, a Delaware corporation (herein called "Grantor"), Sunflower Energy Finance Company, a Delaware corporation doing business as "Kansas Sunflower Energy Finance Company" (herein called "Original Grantee"), and TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P., a California limited partnership (herein called "Assignee").

                                    RECITALS
                                    --------

     1. Grantor and Original Grantee have heretofore entered into that certain Purchase Agreement dated as of January 30, 1996 (herein called the "Original Purchase Agreement") and, as contemplated therein, Grantor has, by means of a Production Payment Conveyance of the same date (herein called the "Original Conveyance"), conveyed to Original Grantee the "Production Payment" as therein defined (herein called the "Original Production Payment"), burdening interests of Grantor in certain oil and gas leases located in Webb and Zapata Counties, Texas.

     2. By means of an Assignment and Release Agreement dated as of January 30, 1996 among Grantor, Original Grantee and Assignee, Original Grantee has assigned to Assignee an undivided five-sixths interest in the Original Production Payment.

     3. Grantor is the owner of interests in certain other oil and gas leases located in Webb and Zapata Counties, Texas, and Grantor desires to amend and supplement the Original Conveyance to make such additional interests subject thereto.

     4. Original Grantee and Assignee are willing to participate in such amendment and supplement on the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, Grantor, Original Grantee and Assignee hereby agree as follows:

                     ARTICLE I - Definitions and References

     Section 1.1. Defined Terms and References. As used herein, the terms "Supplement", "Assignee", "Grantor", "Original Conveyance", "Original Grantee", "Original Production Payment", and "Original Purchase Agreement" have the meanings given them above. Reference is also made to the "Purchase Agreement" and to the "Conveyance", as defined below, for the meaning of various terms defined therein, all of which shall when used herein (unless otherwise expressly defined herein) have the same meanings. For purposes of this

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Supplement, unless the context otherwise requires, the following terms shall have the following meanings:

     "Additional Subject Interests" has the meaning assigned to it in the Conveyance Supplement.

     "Conveyance Supplement" means that certain First Supplement to Production Payment Conveyance, dated of even date herewith, executed by Grantor, Original Grantee and Assignee in the form of Exhibit F hereto.

     "Grantee" refers collectively to Original Grantee and Assignee and all of their respective successors and assigns as owners of the Production Payment.

     "PP Gas Sales Supplement" means that certain First Supplement to Natural Gas Purchase Agreement, dated of even date herewith, executed by Koch Gas Services, Original Grantee and Assignee in the form of Exhibit C hereto.

     "Production Payment" means the Original Production Payment as amended and supplemented by the Conveyance Supplement.

     "Release Supplement" means that certain First Supplement to Partial Release and Subordination, dated of even date herewith, executed by the Trustee and Grantor in the form of Exhibit B hereto.

     "Second Closing" and "Second Closing Date" have the meanings given them in
Section 2.2.

     "Standby Gas Sales Supplement" means that certain First Supplement to Standby Natural Gas Purchase Agreement, dated of even date herewith, executed by Koch Gas Services and Grantor in the form of Exhibit D hereto.

     "Supplemental Purchase Price" means $15,700,000.

     "Transportation Supplement" means that certain First Supplement to Interruptible Gas Transportation Agreement, dated of even date herewith, executed by Koch Gas Services and TTC in the form of Exhibit E hereto.

     Section 1.2. References Include Supplements. As provided in Section 1.2 of the Original Purchase Agreement, references therein to any instrument or agreement refer to such instrument or agreement as it may be from time to time supplemented or amended. The parties hereto (without limiting the application of the foregoing with respect to further amendments or supplements) confirm that, effective from and after the date hereof, for the purposes of the Purchase Agreement, this Supplement, and any other Production Payment Documents referring to the Purchase Agreement:

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

     (a) the term "Conveyance", as defined in the Purchase Agreement, means the Original Conveyance as supplemented and amended by the Conveyance Supplement and as otherwise from time to time supplemented or amended.

     (b) the term "Partial Release", as defined in the Purchase Agreement, means the Partial Release referred to in the Original Purchase Agreement, as supplemented and amended by the Release Supplement and as otherwise from time to time supplemented or amended.

     (c) the term "PP Gas Sales Agreement", as defined in the Purchase Agreement, means the PP Gas Sales Agreement referred to in the Original Purchase Agreement, as supplemented and amended by the PP Gas Sales Supplement and as otherwise from time to time supplemented or amended.

     (d) the term "Purchase Agreement", as defined in the Purchase Agreement, means the Original Purchase Agreement as supplemented and amended hereby and as otherwise from time to time supplemented or amended.

     (e) the term "Standby Gas Sales Agreement", as defined in the Purchase Agreement, means the Standby Gas Sales Agreement referred to in the Original Purchase Agreement, as supplemented and amended by the Standby Gas Sales Supplement and as otherwise from time to time supplemented or amended.

     (f) the term "Transportation Agreement", as defined in the Purchase Agreement, means the Transportation Agreement referred to in the Original Purchase Agreement, as supplemented and amended by the Transportation Supplement and as otherwise from time to time supplemented or amended.

     (g) the term "Production Payment Documents", as defined in the Purchase Agreement, includes among others the Conveyance Supplement, the PP Gas Sales Supplement, the Release Supplement, the Standby Gas Sales Supplement, the Transportation Supplement, and this Supplement.

     Section 1.3. Rules of Construction. All references in this Supplement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Supplement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Supplement, "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Supplement as a whole and not to any particular subdivision unless expressly so limited. Unless the context otherwise requires: "including" (and its grammatical variations) means "including without limitation"; "or" is not exclusive; words in the singular form shall be construed to include the plural and vice versa; words in any gender include all other genders; references herein to any instrument or agreement refer to such instrument or agreement as it may be from time to time supplemented or amended; and references herein to any Person

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

include such Person's successors and assigns. All references in this Supplement to exhibits and schedules refer to the exhibits and schedules to this Supplement unless expressly provided otherwise, and all such exhibits and schedules are hereby incorporated herein by reference and made a part hereof for all purposes.

                        ARTICLE II - Purchase and Sale

     Section 2.1. Agreement of Purchase and Sale. Upon the terms and conditions hereof, Grantor, Original Grantee and Assignee agree to amend and supplement the Original Conveyance by executing and delivering the Conveyance Supplement, and Original Grantee and Assignee agree to severally acquire the interests therein conveyed by Grantor in the same undivided interests (one-sixth and five-sixths, respectively) which they now hold in the Original Production Payment.

     Section 2.2. Time and Place of Second Closing. The closing for the consummation of the sale and purchase of the interests to be granted under the Conveyance Supplement (herein called the "Second Closing") shall take place at such place (or places) and on such date in February, 1996 as may be agreed to by Grantor, Original Grantee and Assignee (herein called the "Second Closing Date").

     Section 2.3. Payment of Supplemental Purchase Price. At the Second Closing, Original Grantee will pay one-sixth of the Supplemental Purchase Price to Grantor, and Assignee will pay at the Second Closing five-sixths of the Supplemental Purchase Price to Grantor, by wire transfer of immediately available funds to such banks and bank accounts as Grantor shall specify in the certificate referred to in Section 2.4(c) below.

     Section 2.4. Conditions to Closing -- Documents. The obligations of Original Grantee and Assignee to pay their respective portions of the Supplemental Purchase Price is subject to their receipt of each of the following, in form, substance, and date satisfactory to each of them and in such number of counterparts as each of them shall have requested:

     (a) A certificate of the Secretary or Assistant Secretary of Grantor, which shall confirm that the "Omnibus Certificate" furnished by Grantor under the Original Purchase Agreement remains true and correct in all respects as of the Second Closing Date.

     (b) An certificate of the Secretary or Assistant Secretary of TTC, which shall confirm that the "Omnibus Certificate" furnished by TTC under the Original Purchase Agreement remains true and correct in all respects as of the Second Closing Date.

     (c) A Compliance Certificate of the President and the Chief Financial Officer of Grantor, dated as of the Second Closing Date, in which such officers shall certify to the satisfaction of the conditions set out in Section 2.5 below and shall give the wiring instructions referred to in Section 2.3 above.

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

     (d) Any assurances of title requested by Original Grantee or Assignee concerning the Production Payment, including the recording and filing of the Conveyance Supplement and the updating of any specified title opinions through such recording (it being understood that Original Grantee or Assignee may require these assurances to be given after, as well as at, the Second Closing, and that no title deficiencies learned of by Grantee at any time shall in any way be deemed to qualify any of Grantor's warranties of title or indemnities with respect to title in any of the Production Payment Documents).

     (e) A legal opinion of Gardere & Wynne, L.L.P., as counsel to Grantor, dated the Second Closing Date and in the form of Exhibit A hereto.

     (f)  The Conveyance Supplement.

     (g)  The Release Supplement.

     (h)  The PP Gas Sales Supplement.

     (i)  The Standby Gas Sales Supplement.

     (j)  The Transportation Supplement.

Grantee hereby consents to the Conveyance Supplement, the Release Supplement, the PP Gas Sales Supplement, the Standby Gas Sales Supplement, and the Transportation Supplement.

     Section 2.5. Other Conditions to Second Closing. In addition to the receipt of the foregoing documents and instruments, the obligations of Original Grantee and of Assignee to pay their respective portions of the Supplemental Purchase Price is subject to the satisfaction (or waiver by each of them) on the Second Closing Date of the following conditions precedent:

     (a) All representations and warranties made by Grantor, John R. Stanley or TTC in any Production Payment Document then or previously delivered shall be true and correct as of the Second Closing Date, and without limitation of the foregoing shall be true and correct as they relate to the Additional Subject Interests as of the Second Closing Date.

     (b) Grantor, John R. Stanley and TTC shall have performed all agreements, covenants, and conditions which each is required by any Production Payment Document to perform on or prior to the Second Closing Date.

     (c) The consummation of the Second Closing shall not (i) be prohibited by any law or any regulation or order of any court or governmental agency or authority applicable to Grantor, TTC, Original Grantee or Assignee, or (ii) subject any of them to any penalty or other onerous condition under or pursuant to any such law, regulation or order.

     (d) Grantor shall have paid to Grantee a closing fee of $162,000 with one-sixth of such fee paid to Original Grantee and five-sixths of such fee paid to Assignee.

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

                                  ARTICLE III

                   Amendments to Original Purchase Agreement

     Section 3.1. Additional Wells Free of Severance Tax. Schedule 2 of the Original Purchase Agreement is hereby supplemented by adding thereto the Subject Wells listed on Schedule 2A to this Supplement.

     Section 3.2. Chevron Call. The phrase, "[DESCRIPTION OF CHEVRON CALL]," which appears in Section 4.1(p) of the Purchase Agreement, is hereby replaced with the following phrase: "the rights of Chevron referred to in Section 4.1(k),".

                   ARTICLE IV - Representations and Covenants

     Section 4.1. Representations of Grantor. To induce Original Grantee and Assignee to enter into this Supplement and to pay the Supplemental Purchase Price, Grantor hereby represents and warrants to Grantee that:

     (a) Each representation and warranty of Grantor contained in the Original Purchase Agreement is true and correct at and as of the Second Closing Date as if made on such date rather than on and as of the Closing Date, and, without limitation of the foregoing, each is specifically true and correct as it relates to the Additional Subject Interests.

     (b) The production from the Subject Wells listed on Schedule 2A to this Supplement is not presently subject to each severance tax pursuant to (S)
201.057 of the Texas Tax Code.

     Section 4.2. Covenants of Grantor. To induce Original Grantee and Assignee to enter into this Supplement and to pay the Supplemental Purchase Price, Grantor hereby covenants and agrees with Grantee that:

     (a) Grantor will perform all of its covenants and duties under the Conveyance, the Purchase Agreement, and the other Production Payment Documents, all as fully as if they were set out in full herein. Grantor will cause TTC to perform all of its covenants and duties under the Production Payment Documents.

     (b) Grantor will timely deposit with the Trustee any portion of the Supplemental Purchase Price which is required to be deposited pursuant to the Trust Indenture. Grantor will otherwise ensure that no Event of Default occurs under the Trust Indenture. Grantor will use all of the Supplemental Purchase Price in accordance with the terms of the Trust Indenture.

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

                           ARTICLE V - Miscellaneous

          Section 5.1. Survival of Agreements; Cumulative Nature. All of the various representations, warranties, indemnities, covenants and agreements in the Production Payment Documents shall survive the execution and delivery of this Supplement and the other Production Payment Documents and the performance hereof and thereof.

          Section 5.2. Ratification of Purchase Agreement. The Original Purchase Agreement as hereby supplemented and amended is hereby ratified and confirmed in all respects. All provisions in the Purchase Agreement pertaining to Production Payment Documents apply hereto, including in particular (but without limitation) Section 6.9 of the Purchase Agreement providing for arbitration.

          Section 5.3. Governing Law. This Supplement shall be deemed a contract and instrument made under the laws of the State of Texas and shall be construed and enforced in accordance with and governed by the laws of the State of Texas and the laws of the United States of America, without regard to principles of conflicts of law.

          Section 5.4. Counterparts. This Supplement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Supplement.

          IN WITNESS WHEREOF, this Supplement is executed as of the date first above written.

Grantor:                   TRANSTEXAS GAS CORPORATION


                           By: _________________________________
                               Ed Donahue, Vice President


Original Grantee:          SUNFLOWER ENERGY FINANCE COMPANY
                           (d/b/a Kansas Sunflower Energy Finance Company)



                           By: _________________________________
                               Rex Clevenger, Vice President

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

Assignee:                  TCW PORTFOLIO NO. 1555 DR V SUB-CUSTODY
                           PARTNERSHIP, L.P.

                           By:  TCW Royalty Company V
                                General Partner


                               By:  _________________________________
                                    William K. White
                                    Senior Vice President



                               By:  _________________________________
                                    George R. Hutchinson
                                    Senior Vice President

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

                             CONSENT AND AGREEMENT
                             ---------------------

          Each of John R. Stanley and TransTexas Transmission Corporation hereby consents to the provisions of the foregoing Supplement and the transactions contemplated herein, including without limitation the making of the Conveyance Supplement, the Release Supplement, the PP Gas Sales Supplement, the Standby Gas Sales Supplement, and the Transportation Supplement. John R. Stanley hereby ratifies and confirms his Guaranty dated as of January 30, 1996, for the benefit of Original Grantee and Assignee; TransTexas Transmission Corporation hereby ratifies and confirms its Ratification Agreement dated as of January 30, 1996, for the benefit of Original Grantee and Assignee; and each agrees and acknowledges that there are no defenses, setoffs, deductions or counterclaims with respect thereto and that his or its obligations and covenants thereunder are unimpaired and remain in full force and effect.



                                          _________________________________
                                          John R. Stanley


                                          TRANSTEXAS TRANSMISSION CORPORATION



                                          By: ____________________________
                                              Ed Donahue, Vice President

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